Exhibit 99.1 Sarcomere Directed Therapies EMPOWERING MUSCLE EMPOWERING LIVES John, diagnosed with heart failure Jillian, diagnosed with HCM Chuck, diagnosed with ALSExhibit 99.1 Sarcomere Directed Therapies EMPOWERING MUSCLE EMPOWERING LIVES John, diagnosed with heart failure Jillian, diagnosed with HCM Chuck, diagnosed with ALS

Forward-Looking Statements This Presentation contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Cytokinetics’ and its partners’ research and development activities; the design, timing, results, significance and utility of preclinical study results, including Cytokinetics’ expectations regarding the timing or results from the clinical trials of omecamtiv mecarbil, reldesemtiv and CK-274; projections regarding growing prevalence, low survival rates and market opportunity in heart failure; Cytokinetics’ commercial readiness for omecamtiv mecarbil; Cytokinetics’ ability to earn and receive milestone payments; the timing and results of clinical trials of AMG 594 and CK-274; the timing of any potential commercial launch of our product candidates, if approved; commercial opportunities for our product candidates; Cytokinetics’ cash runway and 2019 financial guidance; interactions with the FDA; the properties, potential benefits and commercial potential of CK-274, omecamtiv mecarbil, AMG 594, reldesemtiv and Cytokinetics’ other drug candidates. Such statements are based on management's current expectations; but actual results may differ materially due to various risks and uncertainties, including, but not limited to, potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics’ drug candidates that could slow or prevent clinical development or product approval, including risks that current and past results of clinical trials or preclinical studies may not be indicative of future clinical trial results, patient enrollment for or conduct of clinical trials may be difficult or delayed, Cytokinetics’ drug candidates may have adverse side effects or inadequate therapeutic efficacy, the FDA or foreign regulatory agencies may delay or limit Cytokinetics’ or its partners’ ability to conduct clinical trials, and Cytokinetics may be unable to obtain or maintain patent or trade secret protection for its intellectual property; Astellas’ or Amgen’s decisions with respect to the design, initiation, conduct, timing and continuation of development activities for reldesemtiv or omecamtiv mecarbil, respectively; Cytokinetics may incur unanticipated research, development and other costs or be unable to obtain financing necessary to conduct development of its products; standards of care may change, rendering Cytokinetics’ drug candidates obsolete; competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics’ drug candidates and potential drug candidates may target; and risks and uncertainties relating to the timing and receipt of payments from its partners, including milestones and royalties on future potential product sales under Cytokinetics’ collaboration agreements with such partners. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission. O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 2Forward-Looking Statements This Presentation contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Cytokinetics’ and its partners’ research and development activities; the design, timing, results, significance and utility of preclinical study results, including Cytokinetics’ expectations regarding the timing or results from the clinical trials of omecamtiv mecarbil, reldesemtiv and CK-274; projections regarding growing prevalence, low survival rates and market opportunity in heart failure; Cytokinetics’ commercial readiness for omecamtiv mecarbil; Cytokinetics’ ability to earn and receive milestone payments; the timing and results of clinical trials of AMG 594 and CK-274; the timing of any potential commercial launch of our product candidates, if approved; commercial opportunities for our product candidates; Cytokinetics’ cash runway and 2019 financial guidance; interactions with the FDA; the properties, potential benefits and commercial potential of CK-274, omecamtiv mecarbil, AMG 594, reldesemtiv and Cytokinetics’ other drug candidates. Such statements are based on management's current expectations; but actual results may differ materially due to various risks and uncertainties, including, but not limited to, potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics’ drug candidates that could slow or prevent clinical development or product approval, including risks that current and past results of clinical trials or preclinical studies may not be indicative of future clinical trial results, patient enrollment for or conduct of clinical trials may be difficult or delayed, Cytokinetics’ drug candidates may have adverse side effects or inadequate therapeutic efficacy, the FDA or foreign regulatory agencies may delay or limit Cytokinetics’ or its partners’ ability to conduct clinical trials, and Cytokinetics may be unable to obtain or maintain patent or trade secret protection for its intellectual property; Astellas’ or Amgen’s decisions with respect to the design, initiation, conduct, timing and continuation of development activities for reldesemtiv or omecamtiv mecarbil, respectively; Cytokinetics may incur unanticipated research, development and other costs or be unable to obtain financing necessary to conduct development of its products; standards of care may change, rendering Cytokinetics’ drug candidates obsolete; competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics’ drug candidates and potential drug candidates may target; and risks and uncertainties relating to the timing and receipt of payments from its partners, including milestones and royalties on future potential product sales under Cytokinetics’ collaboration agreements with such partners. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission. O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 2

Sarcomere Directed Therapies OUR MISSION To bring forward new medicines to improve the healthspan of people with devastating cardiovascular and neuromuscular diseases of impaired muscle function. 3Sarcomere Directed Therapies OUR MISSION To bring forward new medicines to improve the healthspan of people with devastating cardiovascular and neuromuscular diseases of impaired muscle function. 3

Heart Failure: Growing Prevalence and Low Survival Rates 6 million people have heart failure in the United States Prevalence Expected to HF Survival Rates Worse than Some Increase by 46% from 2012 – 2030 Prevalent Cancers Men Women 10 9 8 7 6 +46% 5 8.3 4 3 5.7 2 1 0 2012 2030 Mozzafarian, et al. Circulation 2016; 133: e38-360 Mamas et al. Eur J Heart Fail. 2017 Sep;19(9):1095-104 O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 4 Number of cases (M)Heart Failure: Growing Prevalence and Low Survival Rates 6 million people have heart failure in the United States Prevalence Expected to HF Survival Rates Worse than Some Increase by 46% from 2012 – 2030 Prevalent Cancers Men Women 10 9 8 7 6 +46% 5 8.3 4 3 5.7 2 1 0 2012 2030 Mozzafarian, et al. Circulation 2016; 133: e38-360 Mamas et al. Eur J Heart Fail. 2017 Sep;19(9):1095-104 O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 4 Number of cases (M)

High Mortality and Hospital Readmission Rates

Acute heart failure is the most frequent cause of hospitalization in people > 65[1,2]

1 of 2 hospitalized HF patients are readmitted within 6 months[5]



Initial Hospitalization
60 days post-discharge[7]
~ 25-50% of patients expire or are re-hospitalized
1 year post-discharge[7,9]
~ 20-30% mortality after 1 year
5 years post-discharge[3,7,8]
~ 40-50% mortality after 5 years
<1 month post-discharge[4,6]
24% readmitted
<6 months post-discharge[5]
44% readmitted
<12 months post-discharge[3,10]
66% readmitted

1. Adams et al. *Am Heart J* 2006; 149:209-16
2. Chen et al. *JAMA* 2011;306:1669-78
3. Dickstein et al. *Eur Heart J* 2008;29:2388-442
4. Korda,, et al. *BMC Health Serv Res.* 2017;21;17(1):220.
5. Krumholz et al. *Arch Intern Med* 1997;15799 – 105
6. Krumholz et al. *Circ Cardiovasc Qual Outcomes* 2009;2(5):407-13
7. Loehr et al. *Am J Cardiol* 2008;101:1016-22
8. Roger et al. *Circulation* 2012;125:32-220
9. Shahar,, et al. *J Card Fail* 2004; 10(5):374-9
10. Whellan et al. *Circulation* 2010 Jan;3(1):33-40

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High Economic Burden of Heart Failure 1,2 Heart failure costs ~$123 billion annually, representing 33% of total Medicare budget Inpatient Admission Rates for HF Patients 1 6X Higher than Non-HF Patients 1800 1600 1400 1200 Heart failure is the most 1000 frequent diagnosis for 1,664 800 hospitalized Medicare 6X 1,2 600 patients in the US 400 200 272 0 Non-Heart Failure Heart Failure 1. Milliman Analysis of Medicare 5% Sample 2011-2012 (2012 index year, 2011 look back year) 2. Milliman Analysis of Medicare 5% Sample (2014 index year, 2013 look back year) and Office of the Actuary 2016 Board of Trustees Report. The costs only include Part A & B costs O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 6 Annual Inpatient Admits per 1,000High Economic Burden of Heart Failure 1,2 Heart failure costs ~$123 billion annually, representing 33% of total Medicare budget Inpatient Admission Rates for HF Patients 1 6X Higher than Non-HF Patients 1800 1600 1400 1200 Heart failure is the most 1000 frequent diagnosis for 1,664 800 hospitalized Medicare 6X 1,2 600 patients in the US 400 200 272 0 Non-Heart Failure Heart Failure 1. Milliman Analysis of Medicare 5% Sample 2011-2012 (2012 index year, 2011 look back year) 2. Milliman Analysis of Medicare 5% Sample (2014 index year, 2013 look back year) and Office of the Actuary 2016 Board of Trustees Report. The costs only include Part A & B costs O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 6 Annual Inpatient Admits per 1,000

Significant Unmet Need in HFrEF

Proprietary market research suggests need for novel therapy

Market research suggests need for novel therapy	Drugs that do not affect renal function	Drugs that do not affect BP	Drugs that enhance cardiac performance	Disease modifying therapies	Drugs that increase QoL
Physicians say newly approved therapies have prolonged survival, decreased hospital visits, but still **see need for other therapies that reduce mortality**	Most physicians recognize negative effect therapies such as aldosterone antagonists have **on renal function**	BP often limiting factor for up titration and therapy initiation Need efficacious drugs **that do not result in hypotension**	Need drugs that target **novel/more specific molecular targets** Need targets other than the neurohormonal pathway;	Need drugs that safely enhance contractility Increased EF most frequently mentioned desired measure	Patient management will improve **with drugs that increase QoL** Patient QoL decreases as they lose the ability to perform daily tasks

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Significant Unmet Need in HCM

Current therapies do not target underlying disease

HCM is an inherited cardiovascular disease

1 in 500 have genetic mutation

1 in 3200 have HCM

Subset of patients have progressive symptoms, atrial fibrillation, stroke, sudden death

Surgical intervention not permanent solution

Invasive therapy to reduce septal thickness is effective

Surgical myectomy or percutaneous ablation

Current medical therapy does not target underlying disease

Indirect mechanisms of action with systemic side effects

Variable efficacy, often inadequate

Cytokinetics

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Pipeline of Novel Muscle-Directed Drug Candidates


Research
Pre-Clinical
Phase 1
Phase 2
Phase 3
CARDIAC MUSCLE
Omecamtiv Mecarbil (Heart Failure)
AMGEN COLLABORATION
CK-274 (HCM)
CK-271
AMG 594 (Heart Failure, other)
AMGEN COLLABORATION
SKELETAL MUSCLE
Reldesemtiv
CK-601
Additional Skeletal Muscle Activators
ASTELLAS COLLABORATION
OTHER
Muscle Biology Directed Research
Myosin-Targeted
Troponin-Targeted
Research

Investigational products – not approved as safe or effective for any indication

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Sarcomere Directed Drug Development

CARDIAC MUSCLE

Omecamtiv Mecarbil

AMG 594

CK-274, CK-271

Cytokinetics

10

Sarcomere Directed Drug Development

Cardiac muscle

The sarcomere is a molecular structure found in skeletal and cardiac muscle that enables cardiac myocytes to contract and generate force



Myosin
Activate
Omecamtiv Mecarbil (Cardiac)
Inhibit
CK-274 (Cardiac)
Inhibit
CK-271 (Cardiac)
Troponin
Activate
AMG 594 (Cardiac)
Tropomyosin
Actin
Calcium
Thin filament
ATP
Myosin head
Myosin lever arm
Thick filament

Omecamtiv Mecarbil: Novel Mechanism Approach



Current Treatments
Myocardial Injury
Left ventricular systolic dysfunction
Systemic vasoconstriction, renal sodium, and water retention
Perceived reduction in circulating volume and pressure
Neurohumoral Activation of SNS and RAAS*
Current Treatments Block SNS and RAAS*
ACE inhibitor (ACEI)
Angiotensin-receptor blocker (ARB)
Aldosterone antagonist
Beta blocker
*SNS = Sympathetic Nervous System
RAAS = Renin-Angiotensin-Aldosterone System



Omecamtiv mecarbil
Sarcomere
Heart
Omecamtiv mecarbil is a selective cardiac myosin activator designed to improve heart muscle performance and increase the pumping function of the heart.

Cytokinetics

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Omecamtiv Mecarbil: Robust Clinical Trials Program

Over 10,000 patient-years of exposure to *omecamtiv mecarbil*

11

Phase 1 Studies

7

Phase 2 Studies

324

Subjects Enrolled

Well characterized safety, tolerability and PK/PD data

1,414

Subjects Enrolled

COSMIC-HF showed statistically significant improvements in measures of cardiac function

Cytokinetics

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Dose-Dependent Increases in Cardiac Performance

Pharmacodynamic results from COSMIC-HF

COSMIC-HF

SET



LS Mean (SE) Change (msec)
40
35
30
25
20
15
10
5
0
p = 0.001
p < 0.001
Placebo
25 mg
All PK Titration

Stroke Volume



LS Mean (SE) Change (mL)
8
6
4
2
0
-2
-4
p = 0.004
p = 0.022
Placebo
25 mg
All PK Titration

LVFS



LS Mean (SE) Change (%)
5
4
3
2
1
0
p = 0.017
p = 0.013
Placebo
25 mg
All PK Titration

LVEF



LS Mean (SE) Change (%)
7.0
5.0
3.0
1.0
-1.0
p = 0.025
p = 0.063
Placebo
25 mg
All PK Titration

LVEF, left ventricular ejection fraction; LVFS, left ventricular fractional shortening;
SE, standard error; SET, systolic ejection time ; all p values are nominal without multiplicity adjustment.

Cytokinetics

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Decreases in Physiology & Cardiac Risk Reductions in heart volume, oxygen demand & wall stress in COSMIC-HF LVEDV LVESV 10 0 5 -5 0 -10 -5 -10 -15 p = 0.062 p = 0.021 -15 -20 p = 0.019 p = 0.005 -20 -25 Placebo 25 mg All PK Titration Placebo 25 mg All PK Titration Heart Rate NT-proBNP 0 0 -1 P = 0.14 -300 -2 P = 0.007 -600 P = 0.007 -3 P = 0.087 -4 -900 P < 0.0001 P = 0.007 -5 -1200 4 8 12 16 20 Baseline Baseline 4 8 12 16 20 Weeks 2715 ± 258 pg/mL Weeks LVESV left ventricular end systolic volume; LVEDV left ventricular end diastolic volume All p values are nominal without multiplicity adjustment O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 15 LS Mean (SE) Change (bpm) LS Mean (SE) Change (mL) LS Mean (SE) Change (pg/mL) LS Mean (SE) Change (mL)Decreases in Physiology & Cardiac Risk Reductions in heart volume, oxygen demand & wall stress in COSMIC-HF LVEDV LVESV 10 0 5 -5 0 -10 -5 -10 -15 p = 0.062 p = 0.021 -15 -20 p = 0.019 p = 0.005 -20 -25 Placebo 25 mg All PK Titration Placebo 25 mg All PK Titration Heart Rate NT-proBNP 0 0 -1 P = 0.14 -300 -2 P = 0.007 -600 P = 0.007 -3 P = 0.087 -4 -900 P < 0.0001 P = 0.007 -5 -1200 4 8 12 16 20 Baseline Baseline 4 8 12 16 20 Weeks 2715 ± 258 pg/mL Weeks LVESV left ventricular end systolic volume; LVEDV left ventricular end diastolic volume All p values are nominal without multiplicity adjustment O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 15 LS Mean (SE) Change (bpm) LS Mean (SE) Change (mL) LS Mean (SE) Change (pg/mL) LS Mean (SE) Change (mL)

Neutral or Improved Measures of Diastolic Function

COSMIC-HF

Improved systolic function with no negative impact on diastolic function

E/e'


Change in E/e' ratio
1
0
-1
-2
p=0.1355
p=0.6718
Placebo
25 mg Fixed Dose
PK Titration

IVRT


Change in IVRT (ms)
10
5
0
-5
p<0.0001
p<0.0001
Placebo
25 mg Fixed Dose
PK Titration

TR Velocity


Change in TR velocity (cm/s)
10
0
-10
-20
-30
p=0.9767
p=0.0055
Placebo
25 mg Fixed Dose
PK Titration

Diastolic Filling Time


20
10
0
-10
-20
-30
p=0.221
p=0.877
Placebo
25 mg Fixed Dose
PK Titration

IVRT=isovolumic relaxation time
TR=tricuspid regurgitation

Cytokinetics

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Prognostic Implications: NT-proBNP and Remodeling

Studies demonstrate correlation with cardiovascular outcomes

Patients in PARADIGM-HF who had significant reductions in NT-proBNP had lower rates of CV death or heart failure hospitalization[1]

Meta-analysis of drug/device therapies demonstrated association between LV remodeling and longer-term effects on mortality in patients with LVD[2]

JACC
JOURNAL OF THE AMERICAN COLLEGE OF CARDIOLOGY


Prognostic Implications of Changes in N-Terminal Pro-B-Type Natriuretic Peptide in Patients With Heart Failure
Quantitative Evaluation of Drug or Device Effects on Ventricular Remodeling as Predictors of Therapeutic Effects on Mortality in Patients With Heart Failure and Reduced Ejection Fraction
A Meta-Analytic Approach

1. *Zile et al.* JACC 2016; 68(22); 2425-2436
2. *Kramer et al.* JACC 2010;56(5):392-406

Cytokinetics

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Pivotal Phase 3 Trial Completed Enrollment

GALACTIC-HF continuing following first planned interim analysis

GALACTIC-HF

Second interim analyses expected in Q1 2020

Overview

Enrolled over 8,200 patients at ~1,000 sites in 35 countries

Primary Endpoint

Composite of time to CV death or first HF event*, whichever occurs first

Secondary Endpoints

- Time to CV death
- Change in Kansas City Cardiomyopathy Questionnaire Total Symptoms Score (KCCQ TSS) from baseline to Week 24
- Time to first HF hospitalization
- Time to all-cause death

Key Design Points

- Dose optimization based on trough concentration of *omecamtiv mecarbil* at 2 weeks and 6 weeks
    - Starting Dose = 25 mg BID
    - Escalation (or not) at Week 4 to 37.5 mg or 50 mg BID based on plasma concentration of *omecamtiv mecarbil* at Week 2
    - Recheck at Week 6, adjust dose downward if necessary
- Enroll patients from time of hospitalization to within 1 year of discharge
    - In-hospital enrollment target is approximately 25% of total enrollment
    - Stratify on randomization setting
- Event driven with 90% power based on secondary endpoint of CV death

*An HF event defined as the presentation of the subject for an urgent, unscheduled clinic/office/ED visit, or hospital admission, with a primary diagnosis of HF, where the patient exhibits new or worsening symptoms of HF on presentation, has objective evidence of new or worsening HF, and receives initiation or intensification of treatment specifically for HF (Hicks et al, 2015). Changes to oral diuretic therapy do not qualify as initiation or intensification of treatment.

Cytokinetics

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Clinical Trial Overview

GALACTIC-HF


Chronic HFrEF patients currently hospitalized for a primary reason of HF or with history of hospitalization or ER/ED admission for a primary reason of HF within 1 year
Screening
Randomization 1:1
Stratified by Patient Subsets and Region
Omecamtiv mecarbil + SoC
Starting dose: 25mg PO BID
Placebo + SoC
Follow the same study procedures as OM group to ensure blinding
EOS
Study Visits
D1
W2
W4
W6
W8
W12
W24
W36
W48
Q16W
PK assessment for dose adjustment
PK assessment

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Second Phase 3 Clinical Trial Underway

Investigating effect of *omecamtiv mecarbil* on exercise tolerance

METEORIC-HF

Trial will enroll patients in 9 countries in North America and Europe

Overview

Change in peak VO2 on CPET from baseline to Week 20

Primary Endpoint

- Change in total workload during CPET from baseline to Week 20
- Change in ventilatory efficiency (VE/VCO2 slope) during CPET from baseline to Week 20
- Change in average daily activity units measured over 2 weeks from baseline to Week 18-20

Explanatory Endpoints

- Change from baseline to Week 20 in oxygen uptake efficiency slope (VO2/logVE slope), ventilatory threshold (by the V-slope method), VO2 recovery kinetics, percent predicted pVO2, and exercise duration
- Change from baseline in average daily activity units at Week 6-8 and Week 12-14
- Change from baseline in KCCQ Total Symptom Score and sub-domains from baseline to Week 20

Key Design Points

- Designed to enroll approximately 270 patients
- 20 weeks of treatment
- 90% power
- Patients must:
    - Have LVEF ≤35 percent
    - Be New York Heart Association (NYHA) heart failure class II or III
    - Have reduced exercise capacity compared to age matched controls
- Patients randomized 2:1 to *omecamtiv mecarbil*
- Starting dose at 25 mg twice daily, titrated to 25, 37.5 or 50 mg twice daily based on the same PK-guided dosing regimen used in GALACTIC-HF

VO2 = Oxygen Uptake; CPET = Cardio-Pulmonary Exercise Testing; VE = Ventilatory Efficiency

Cytokinetics

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Clinical Trial Overview

METEORIC-HF



Subjects with chronic HFrEF and reduced exercise capacity
Screening
Randomized 2:1 (omecamtiv mecarbil: placebo)
Omecamtiv mecarbil + SoC
Starting dose 25mg BID; titrated by PK to 25, 37.5 or 50 mg BID
Placebo + SoC
"Titrated" to maintain study blind
End of Study
Study Visits
Screen
W-2
D1
W2
W4
W6
W8
W14
W20
W24
OM Concentration
Dose Adjustment
CPET
Echocardiogram*
Actigraphy

*Screening echocardiogram is not required if an appropriate LVEF assessment has been performed within one year

Cytokinetics
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Commercial Opportunity for New Heart Failure Therapy

Projected to reach between $1.5-2B in sales in 2019; Analysts expect $3-5B in peak annual sales

Entresto® Global Product Sales (M)


US
Ex-US
507m
1,028m
1,208m
84
110
128
185
200
239
271
318
357
421
430
Q1
Q2
Q3
Q4
2017
Q1
Q2
Q3
Q4
2018
Q1
Q2
Q3
2019

*As with all products in Phase 3, the product profile achieved by *omecamtiv mecarbil* in GALACTIC-HF is required to provide a better understanding of the expected revenue.
Source: Novartis public quarterly results presentations

Cytokinetics

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Commercial Readiness for *Omecamtiv Mecarbil*

Multiple workstreams in progress to prepare for successful commercial launch

- **Educate heart failure market**
- **Assess impact for value proposition**
- **Determine areas of differentiation for HCPs**
- **Cultivate advocacy for heart failure patients**


Take a closer look at cardiac muscle function


IN HFrEF HEARTS
CONTRACTILITY
DRIVES
PERFORMANCE[1,2]
AMGEN
Cytokinetics
SERVIER

Cytokinetics

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Collaborations & Agreements

Amgen Collaboration

Purchase Option: 2006
Exercise Option Ex-Japan: 2009
Expanded to Include Japan/Purchase Equity: 2013
Received >$220M over 13 Years

Amgen responsible for development and commercialization subject to Cytokinetics' participation rights*

Cytokinetics could earn over $600 mm in milestone payments

Commercialization:

- Cytokinetics may receive escalating double-digit royalties
- Cytokinetics to co-fund Phase 3 development program
- Co-fund enables co-promote NA
- Cytokinetics reimbursed for certain sales force activities

Royalty Monetization

Royalty Pharma paid $100M for 4.5% royalty on worldwide sales of *omecamtiv mecarbil*: 2017

Cytokinetics gains right to co-promote *omecamtiv mecarbil*, if approved, in institutional care settings in North America, with reimbursement from Amgen for certain sales force activities

Joint commercial operating team responsible for commercialization program

- Royalty rate may increase up to additional 1% associated with timing of US approval
- Cytokinetics agreed to exercise option to co-invest $40M in Ph 3 development program in exchange for up to incremental 4% royalty on increasing worldwide sales outside of Japan
- Cytokinetics retains right to receive >$600M in additional potential milestone payments and escalating double-digit royalties that may exceed 20% on tiered worldwide sales outside Japan; lower royalty rate in Japan

*Servier has a sub-license from Amgen to commercialize *omecamtiv mecarbil* in Europe and certain other countries.

Cytokinetics
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AMG 594: Cardiac Troponin Activator

Advancing through Phase 1: Potential for HFrEF and other indications


Troponin

- Intended to improve ventricular systolic function in patients with heart failure
- Preclinical results support the potential for best-in-class safety and efficacy
- Projected once daily dosing

Cytokinetics
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AMG 594: Nested SAD and MAD in Healthy Subjects

Randomized, placebo-controlled, double-blind, multi-part, single center study

- Part 1: 5 ascending single oral doses (SAD)
- Part 2: 3 ascending multiple oral doses (MAD)
- ~64 healthy subjects overall

Objectives	Endpoints
Safety and tolerability	AEs, laboratories, cardiac markers, ECGs
Pharmacokinetics	C_{max}, T_{max}, AUC
Pharmacodynamics	LVEF, LVFS, LVOT-VTI, SET


Cohort 1
Cohort 2
Cohort 3
Cohort 4
Cohort 5
TBD
Cohort 1
Cohort 2
Cohort 3
TBD
SAD: Ascending Single Doses
MAD: Ascending Multiple Doses (7 days)

Cytokinetics

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CK-274: Next-In-Class Cardiac Myosin Inhibitor

Potential treatments for patients with HCM


Myosin

- Discovered by company scientists independent of collaborations
- Selective allosteric inhibitor of cardiac myosin
- Potential *in vivo* pharmacodynamic advantages related to distinctive binding site
- No inhibition of smooth muscle myosin observed
- Clear pharmacokinetic/pharmacodynamic (PK/PD) relationship observed
- Projected once daily dosing to reach steady state rapidly in patients
- Shallow dose response curve translated to favorable therapeutic window in healthy volunteers

Cytokinetics
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SAD & MAD Results Support Progression to Phase 2 CK-274 was well tolerated in healthy participants: no SAEs* SAD Pharmacokinetics Appeared Steady-State Appeared Evident After Generally Dose Proportional 14 Days of Dosing Steady-state 600 150 attained 5 mg qd x 14d 10 mg qy x 14d 3,000 400 100 2,000 Through samples only 200 50 1,000 Last dose 0 0 0 1 3 10 25 40 50 1 3 10 25 40 50 0 2 4 6 8 10 12 14 16 18 20 Dose (mg) Dose (mg) Nominal Day *No SAEs and no clinically meaningful changes in vital signs, ECGs, or laboratory tests Data points represent mean ± standard error of the mean Cmax = maximum drug plasma concentration; AUC = area under the plasma concentration curve; SAD = single ascending dose; d = day; qd = once daily O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 28 C (ng/mL) max AUG (ng/mL) 24 CK-274 (ng/mL)SAD & MAD Results Support Progression to Phase 2 CK-274 was well tolerated in healthy participants: no SAEs* SAD Pharmacokinetics Appeared Steady-State Appeared Evident After Generally Dose Proportional 14 Days of Dosing Steady-state 600 150 attained 5 mg qd x 14d 10 mg qy x 14d 3,000 400 100 2,000 Through samples only 200 50 1,000 Last dose 0 0 0 1 3 10 25 40 50 1 3 10 25 40 50 0 2 4 6 8 10 12 14 16 18 20 Dose (mg) Dose (mg) Nominal Day *No SAEs and no clinically meaningful changes in vital signs, ECGs, or laboratory tests Data points represent mean ± standard error of the mean Cmax = maximum drug plasma concentration; AUC = area under the plasma concentration curve; SAD = single ascending dose; d = day; qd = once daily O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 28 C (ng/mL) max AUG (ng/mL) 24 CK-274 (ng/mL)

CY 6011: MAD Pharmacokinetic Parameters

Half-Life of CK-274 at Steady-State was ~81 hours (3.4 days) On Average

PK Parameter, Geometric Mean (%CV)*	5 mg (6)	7.5 mg (6)	10 mg (6)
Dose (n)	5 mg (6)	7.5 mg (6)	10 mg (6)
C_{max} (ng/mL)	69 (23.2%)	148 (39.5%	141 (19.7%)
t_{max} (h)	2.75 (1.5–4)	1.0 (0.5–5)	2.5 (0.5–3)
AUG_{24} (ng•h/mL)	1,321 (23.0%)	2,518 (25.8%)	2,631 (22.8%)
$t_{1/2}$ (h)	86.3 (11.9)	76.9 (14.5)	79.7 (14.1)
AR	4.71	4.5	4.79

Shallow Exposure-Response Relationship Observed Preclinically Appears to Have Translated to Humans, May Enable Flexible Dose Optimization in Humans

PK/PD Relationship of CK-274 for Ejection Fraction (LVEF)



LVEF (% of Baseline)
100
80
60
40
20
0
Dog
Human
0.0001
0.001
0.010
0.100
1.000
Free Plasma Concentration (µmol/L)

Graphs show LVEF as a function of exposure; data points represent observed values in dogs and humans.

Decrease in LVEF as function of exposure is similar in humans and dogs.

*Except data for tmax shown as median (minimum-maximum), and t½ shown as the arithmetic mean (standard deviation).
AR (accumulation ratio) calculated as (AUC24 on Day 14 or 17)/(AUC24 on Day 1).
%CV = percent coefficient of variation; Cmax = maximum plasma concentration; AUC24 = area under the plasma concentration curve;
MAD = multiple ascending dose; t½ = apparent plasma terminal elimination half-life; tmax = time to maximum observed plasma concentration.

Cytokinetics
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29

Phase 2 Clinical Trial Design

REDWOOD HCM

Phase 2 clinical trial open to enrollment



Patients with symptomatic oHCM, and resting or provoked LVOT gradient ≥ 50 mmHg
Screening
Randomization
2
1
CK-3773274 + SoC
Placebo + SoC
End of Study
Study Visits
Screen
W-1
D1
W2
W4
W6
W9
W10
W12
W14

	Screen	W-1	D1	W2	W4	W6	W9	W10	W12	W14
Ambulatory Cardiac Monitoring		▲					▲			
PK			▲	▲	▲	▲		▲	▲	
Echocardiogram	▲		▲	▲	▲	▲		▲	▲	
Dose Titration				▲	▲					

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CK-274: Clinical Development Plan for HCM


Phase 1
Safety, PK & PD
Phase 2
Proof of Concept, Dose Finding
Phase 3
Pivotal Studies
IND Filed
SAD & MAD
Healthy
Volunteers
oHCM patients
Placebo Controlled
Echocardiography Endpoints
oHCM patients
Exercise Endpoint (peak VO2)
NDA
Safe & tolerated dose
with desired PD effects
Improved LVOT gradient
NDA: Potential for approval based on a single
Ph3 study with an exercise endpoint
Extension study
Long-term safety & efficacy
Proof of activity in nHCM pts
Pivotal study in nHCM

Cytokinetics

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Sarcomere Directed Drug Development SKELETAL MUSCLE Reldesemtiv CK-601 32Sarcomere Directed Drug Development SKELETAL MUSCLE Reldesemtiv CK-601 32

Sarcomere Directed Drug Development

Skeletal muscle

The sarcomere is a molecular structure found in skeletal and cardiac muscle that enables cardiac myocytes to contract and generate force



Troponin
Activate
Reldesemtiv
(Skeletal)
Activate
CK-601
(Skeletal)
Tropomyosin
Actin
Calcium
Thin filament
ATP
Myosin head
Myosin lever arm
Thick filament

Significant Unmet Need in ALS

No approved muscle directed therapies

Prevalence*


U.K.
4,300
France
4,300
Germany
5,700
U.S.
25,000

Incidence*


U.K.
1,200
France
1,200
Germany
1,600
U.S.
6,300

- Average 3-5 year mortality
- Current therapies provide modest benefit
- Initial symptoms include: limb weakness, slurred speech, swallowing issues
- Average age at diagnosis is 55-65
- Death most commonly due to respiratory failure

*Cytokinetics estimates based on proprietary market research
Source: NIH National Institute of Neurological Disorders and Stroke, ALS Fact Sheet

Cytokinetics
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34

Phase 2 Clinical Trial in ALS

FORTITUDE ALS

Results presented at American Academy of Neurology 2019

Parallel group, dose ranging study enrolled 458 patients with ALS in the US and Canada, evaluating change from baseline in the percent predicted slow vital capacity (SVC) at 12 weeks of treatment with *reldesemtiv* or placebo



Double-Blind, Placebo-Controlled: 12 weeks
Screening
2 weeks
Placebo (n = 110)
150 mg BID (n = 110)
300 mg BID (n = 110)
450 mg BID (n = 110)
Follow-up
4 weeks
Randomization 1:1:1:1
End of Dosing

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35

Primary Endpoint: SVC Change from baseline in percent predicted SVC at week 12 -6.46 -4.97 -4.62 -4.58 0 -1 -2 -3 Primary Analysis* P = 0.11 -4 for weighted -5 dose-response relationship -6 -7 * -8 -9 Placebo 150 mg BID 300 mg BID 450 mg BID *Based on Mixed Model for Repeated Measures (MMRM) with the contrasts of (-5, -1, 3, 3) for placebo, reldesemtiv 150 mg, 300 mg and 450 mg BID, respectively O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 36 Percent Predicted SVC Change From Baseline at Week 12 (95% CI)Primary Endpoint: SVC Change from baseline in percent predicted SVC at week 12 -6.46 -4.97 -4.62 -4.58 0 -1 -2 -3 Primary Analysis* P = 0.11 -4 for weighted -5 dose-response relationship -6 -7 * -8 -9 Placebo 150 mg BID 300 mg BID 450 mg BID *Based on Mixed Model for Repeated Measures (MMRM) with the contrasts of (-5, -1, 3, 3) for placebo, reldesemtiv 150 mg, 300 mg and 450 mg BID, respectively O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 36 Percent Predicted SVC Change From Baseline at Week 12 (95% CI)

Change From Baseline: All Active vs Placebo*

FORTITUDE ALS

Results support progression to potential Phase 3 clinical trial

SVC Change From Baseline
(All Active vs Placebo)



LS Mean (±SE) of Change in Percent Predicted SVC From Baseline
0.0
-2.5
-5.0
-7.5
-10.0
*P = 0.10
LS Mean (SE) Difference in Change of % Predicted SVC 1.7 (1.1)
Relative reduction of 27% in decline of percent predicted SVC compared with placebo
12 Weeks of Dosing
Off Drug
Baseline
Week 2
Week 4
Week 8
Week 12
Week 16/ Follow-up
Visit
Study Treatment: Placebo All Active

ALSFRS-R Change From Baseline
(All Active vs Placebo)



LS Mean (±SE) of Change in Functional Rating Scale – Revised (ALSFRS-R) From Baseline
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
*P = 0.01
LS Mean (SE) Difference in Change of ALSFRS-R 0.9 (0.3)
Relative reduction of 25% in drop of ALSFRS-R compared to placebo
12 Weeks of Dosing
Off Drug
Baseline
Week 2
Week 4
Week 8
Week 12
Week 16/ Follow-up
Visit
Study Treatment: Placebo All Active

*post hoc analysis
FORTITUDE-ALS did not achieve statistical significance, but patients on all dose groups of *reldesemtiv* declined less than patients on placebo

Cytokinetics

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Subgroup Analyses* ALSFRS-R Total Score Percent Predicted SVC No. of Patients LSM Difference No. of Patients LSM Difference (pbo/reldesemtiv) (95% Cl) Estimate P value (pbo/reldesemtiv) (95% Cl) Estimate P value Percent predicted SVC at baseline Percent predicted SVC at baseline <80 38/102 1.037 0.5935 <80 43/109 1.588 0.0089 ≥80 52/187 2.135 0.0834 ≥80 57/196 0.264 0.5296 ALSFRS-R total score at baseline ALSFRS-R total score at baseline <Median (38.0) 43/118 2.886 0.1.41 <Median (38.0) 48/129 1.107 0.0585 ≥Median (38.0) 47/171 0.451 0.7146 ≥Median (38.0) 52/176 0.685 0.0987 ALSAQ-5 total score at baseline ALSAQ-5 total score at baseline <150 49/159 0.568 0.6689 <150 52/164 0.266 0.5025 ≥150 41/130 3.489 0.0287 ≥150 48/141 1.598 0.0055 Anatomic site of disease onset Anatomic site of disease onset Limb 73/234 2.309 0.0448 Limb 80/245 0.872 0.0279 Bulbar 17/55 -0.027 0.9923 Bulbar 20/60 0.861 0.2194 Time since ALS symptom onset Time since ALS symptom onset <2 Years 50/188 0.530 0.7211 <2 Years 56/199 1.422 0.0025 ≥2 Years 40/101 3.640 0.0094 ≥2 Years 44/106 0.475 0.3439 Time since ALS diagnosis Time since ALS diagnosis <1 Year 65/210 0.819 0.5263 <1 Year 71/225 1.123 0.0101 ≥1 Year 25/79 4.237 0.0172 ≥1 Year 29/80 0.359 0.5350 <6 Months 39/130 1.230 0.4538 <6 Months 42/137 1.359 0.0154 ≥6 Months 51/159 2.285 0.1024 ≥6 Months 58/168 0.566 0.1820 Pre-study rate of disease progression Pre-study rate of disease progression (ALSFRS-R total score reduction per month) (ALSFRS-R total score reduction per month) st st 1 tertile ≤(0.3667) 29/107 0.663 0.6361 1 tertile ≤(0.3667) 32/110 0.389 0.4298 nd nd 2 tertile > (0.3667) – (0.6673) 35/94 2.960 0.0976 2 tertile > (0.3667) – (0.6673) 38/99 0.987 0.0665 rd rd 3 tertile (0.6673) 26/88 1.620 0.4597 3 tertile (0.6673) 30/96 1.733 0.0177 -15 -10 -5 0 5 10 15 -5 -2.5 0 2.5 5 Favors Placebo Favors Treatment Favors Placebo Favors Treatment *FORTITUDE-ALS did not achieve statistical significance, but patients on all dose groups of reldesemtiv declined less than patients on placebo O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 38Subgroup Analyses* ALSFRS-R Total Score Percent Predicted SVC No. of Patients LSM Difference No. of Patients LSM Difference (pbo/reldesemtiv) (95% Cl) Estimate P value (pbo/reldesemtiv) (95% Cl) Estimate P value Percent predicted SVC at baseline Percent predicted SVC at baseline <80 38/102 1.037 0.5935 <80 43/109 1.588 0.0089 ≥80 52/187 2.135 0.0834 ≥80 57/196 0.264 0.5296 ALSFRS-R total score at baseline ALSFRS-R total score at baseline <Median (38.0) 43/118 2.886 0.1.41 <Median (38.0) 48/129 1.107 0.0585 ≥Median (38.0) 47/171 0.451 0.7146 ≥Median (38.0) 52/176 0.685 0.0987 ALSAQ-5 total score at baseline ALSAQ-5 total score at baseline <150 49/159 0.568 0.6689 <150 52/164 0.266 0.5025 ≥150 41/130 3.489 0.0287 ≥150 48/141 1.598 0.0055 Anatomic site of disease onset Anatomic site of disease onset Limb 73/234 2.309 0.0448 Limb 80/245 0.872 0.0279 Bulbar 17/55 -0.027 0.9923 Bulbar 20/60 0.861 0.2194 Time since ALS symptom onset Time since ALS symptom onset <2 Years 50/188 0.530 0.7211 <2 Years 56/199 1.422 0.0025 ≥2 Years 40/101 3.640 0.0094 ≥2 Years 44/106 0.475 0.3439 Time since ALS diagnosis Time since ALS diagnosis <1 Year 65/210 0.819 0.5263 <1 Year 71/225 1.123 0.0101 ≥1 Year 25/79 4.237 0.0172 ≥1 Year 29/80 0.359 0.5350 <6 Months 39/130 1.230 0.4538 <6 Months 42/137 1.359 0.0154 ≥6 Months 51/159 2.285 0.1024 ≥6 Months 58/168 0.566 0.1820 Pre-study rate of disease progression Pre-study rate of disease progression (ALSFRS-R total score reduction per month) (ALSFRS-R total score reduction per month) st st 1 tertile ≤(0.3667) 29/107 0.663 0.6361 1 tertile ≤(0.3667) 32/110 0.389 0.4298 nd nd 2 tertile > (0.3667) – (0.6673) 35/94 2.960 0.0976 2 tertile > (0.3667) – (0.6673) 38/99 0.987 0.0665 rd rd 3 tertile (0.6673) 26/88 1.620 0.4597 3 tertile (0.6673) 30/96 1.733 0.0177 -15 -10 -5 0 5 10 15 -5 -2.5 0 2.5 5 Favors Placebo Favors Treatment Favors Placebo Favors Treatment *FORTITUDE-ALS did not achieve statistical significance, but patients on all dose groups of reldesemtiv declined less than patients on placebo O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 38

Post-Hoc Analyses Inform Potential Path Forward Change From Baseline in ALSFRS-R Probability of No New DME* Over Time by Progressor Tertiles With Treatment With Reldesemtiv DME (Durable Medical Equipment): Manual wheelchair, power wheelchair, NIV, Augmentative Language Device, PEG Time (weeks) 0 1.0 0 2 4 6 8 10 12 14 -0.5 0.9 -1 -1.5 0.8 Patients on -2 reldesemtiv had significantly lower risk -2.5 (38%) of agreeing to receive DME 0.7 compared to placebo Treatment difference -3 1.15; P = 0.0112 -3.5 0.6 -4 342 328 300 264 114 104 93 80 -4.5 0 4 8 12 Weeks on Treatment SP reldesemtiv combined (n=117) SP placebo (n=35) MP + FP reldesemtiv combined (n=227) MP + FP placebo (n=79) All Active Placebo O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 39 LS mean change from baseline in ALSFRS-R Probability of No New DMEPost-Hoc Analyses Inform Potential Path Forward Change From Baseline in ALSFRS-R Probability of No New DME* Over Time by Progressor Tertiles With Treatment With Reldesemtiv DME (Durable Medical Equipment): Manual wheelchair, power wheelchair, NIV, Augmentative Language Device, PEG Time (weeks) 0 1.0 0 2 4 6 8 10 12 14 -0.5 0.9 -1 -1.5 0.8 Patients on -2 reldesemtiv had significantly lower risk -2.5 (38%) of agreeing to receive DME 0.7 compared to placebo Treatment difference -3 1.15; P = 0.0112 -3.5 0.6 -4 342 328 300 264 114 104 93 80 -4.5 0 4 8 12 Weeks on Treatment SP reldesemtiv combined (n=117) SP placebo (n=35) MP + FP reldesemtiv combined (n=227) MP + FP placebo (n=79) All Active Placebo O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A T E S C O R P O R A T E P R O F I L E 39 LS mean change from baseline in ALSFRS-R Probability of No New DME

Sarcomere Directed Therapies CORPORATE PROFILE 40Sarcomere Directed Therapies CORPORATE PROFILE 40

VISION 2025

Leading with Science, **Delivering for Patients**

Our vision is to be the leading muscle biology biopharma company that meaningfully improves the lives of patients with diseases of impaired muscle function through access to our pioneering medicines

- **Achieve regulatory approvals for at least two drugs arising from our pipeline**
- **Build commercial capabilities to market and sell our medicines reflective of their innovation and value**
- **Generate sustainable and growing revenues from product sales**
- **Double our development pipeline to include ten therapeutic programs**
- **Expand our discovery platform to muscle energetics, growth and metabolism**
- **Be the science-driven company people want to join and partner with**

As always, we will support disease advocacy groups elevating the patient voice and live by our values of integrity, fairness and compassion in all that we do.

Cytokinetics

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Cytokinetics Financing History

in millions

		Financing	Equity	Upfront Cash, Option, & Milestones	R&D Reimbursement	Total
Investors	Private Investors (VCs)		$116			$116
	IPO		$94			$94
	Public Post-IPO/Other		$420			$420
	Term Loan	$45				$45
	Convertible Debt (net)*	$120.5				$120.5
		$165.5	**$630**			**$795.5**
Strategic Partners & Grants	Astellas		$10	$130	$92	$232
	Amgen		$43	$145	$40	$228
	Royalty Pharma		$10	$90	–	$100
	GSK		$24	$22	$33	$79
	AstraZeneca		–	–	$2	$2
	MyoKardia		–	–	$2	$2
	Global Blood		–	–	$2	$2
	Grants (ALS Assoc/NINDS/other)		–	$6	–	$6
			$87	**$393**	**$171**	**$651**

Capital raised: combination of strategic partners and investors

**Net of fees and expenses*

Cytokinetics

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Balance Sheet & Financial Guidance

Ended 2019 with 2-3 years of cash based on 2019 guidance*

Q3 2019 Condensed Balance Sheet

As of 9/30/19

in millions

	Total
Cash and investments	$166.0
Other assets	$21.4
Total Assets	**$187.4**
Debt	$44.8
Liability related to sale of future royalties	$137.7
Other liabilities	$24.8
Total Liabilities	**$207.3**
Working capital	$155.0
Accumulated deficit	-$834.4
Stockholders' Equity (Deficit)	-$19.9
Basic Shares Outstanding	**58.6**

2019 Financial Guidance

in millions

	Total
Cash Revenue	$28 – 32
Cash Operating Expenses	$110 – 115
Net	**~ $90**

*Q3 balance sheet doesn't include $120M raised in convertible debt financing in Q4 2019

Cytokinetics

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Upcoming 2020 Milestones

Expect Second Interim Analyses from **GALACTIC-HF** in Q1

Expect Topline Results from **GALACTIC-HF** in Q4

Complete Phase 1 SAD/MAD Study of **AMG 594** in 2H

Complete Enrollment in **METEORIC-HF**

Prepare for Potential Phase 3 Clinical Trial of ***Reldesemtiv*** in Patients with ALS

Conduct Commercial Readiness & Develop Co-Promotion Plan for ***Omecamtiv Mecarbil***

Conduct **REDWOOD-HCM**

Advance **CK-601** in IND-Enabling Studies

File IND and Initiate Phase 1 Study of **CK-271** in 1H

Cytokinetics

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Sarcomere Directed Therapies THANK YOU John, diagnosed with heart failure Jillian, diagnosed with HCM Chuck, diagnosed with ALSSarcomere Directed Therapies THANK YOU John, diagnosed with heart failure Jillian, diagnosed with HCM Chuck, diagnosed with ALS